EXHIBIT 32
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 CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
       PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     The following statement is provided by the undersigned to accompany the Annual Report on Form 10-K for the year ended December 31, 2007, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ALP LIQUIDATING TRUST.




                                  /s/  Gary Nickele
                                  ------------------------------
                                  Gary Nickele
                                  Chief Executive Officer




                                  /s/  Gailen J. Hull
                                  ------------------------------
                                  Gailen J. Hull
                                  Chief Financial Officer and
                                  Principal Accounting Officer